UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 8, 2014

Echo Therapeutics, Inc.
 (Exact name of Company as specified in its charter)

Delaware	000-23017	41-1649949
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Penn Center 1628 JFK Blvd., Suite 300 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (215) 717-4100

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 8, 2014, Echo Therapeutics, Inc. (“Echo” or the “Company”) was orally notified by its independent registered accounting firm, Wolf & Company P.C. (“Wolf”) that it was resigning effective December 8, 2014.  The resignation was confirmed in a letter delivered to the Company on December 9, 2014.

The Reports of Independent Registered Accounting Firm of Wolf regarding the Company’s financial statements for each of the two fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through September 30, 2014, there were no “disagreements”, as described under Item 304(a)(1)(iv) of Regulation S-K, with Wolf on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Wolf, would have caused Wolf to make reference to the subject matter of any such disagreement in connection with its reports for such years.

During the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through September 30, 2014, there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Wolf with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Wolf furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter, dated December 9, 2014 is filed as Exhibit 16.1 to this Form 8-K.

While the Company has not engaged a new independent registered public accounting firm, it will undertake the search process to identify Wolf’s successor upon the appointment of a new Chief Financial Officer.  The Company will disclose its engagement of a new independent registered public accounting firm once the process has been completed and as required by Securities and Exchange Commission’s rules and regulations.

Item 9.01	Financial Statements and Exhibits.

      Exhibit No. 16.1  Letter of Wolf & Company, P.C. dated December 9, 2014 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: December 12, 2014	By: /s/ Charles T. Bernhardt
Charles T. Bernhardt
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Wolf & Company, P.C. dated December 9, 2014 to the Securities and Exchange Commission regarding statements included in this Form 8-K.